UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2023

REDWOODS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41340	86-2727441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1115 Broadway, 12th Floor

New York, NY 10010

(Address of principal executive offices, including zip code)

(646) 916-5315

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on May 30, 2023, Redwoods Acquisition Corp., a Delaware corporation (“Redwoods”), entered into a business combination agreement (the “Business Combination Agreement”) by and among Redwoods, ANEW MEDICAL SUB, INC., a Wyoming corporation (“Merger Sub”), and ANEW MEDICAL, INC., a Wyoming corporation (“ANEW”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into ANEW, with ANEW surviving (the “Merger”) as a wholly-owned subsidiary of Redwoods. Upon the closing of the Merger, Redwoods will change its name to “ANEW MEDICAL, INC.” A copy of the Agreement is filed as Exhibit 2.1 to Redwoods’ Current Report on Form 8-K filed on June 5, 2023, and is incorporated herein by reference.

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is an investor presentation that Redwoods and ANEW have prepared for use in connection with the Merger.

The information in this Item 7.01 and Exhibit 99.1, attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

The forward-looking statements are based on the current expectations of the management of Redwoods and ANEW, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements including: risks related to ANEW’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Redwoods’ stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Redwoods’ common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header “Risk Factors” in the Registration Statement to be filed by Redwoods, in the final prospectus of Redwoods Acquisition Corp. for its initial public offering dated March 30, 2022; and in Redwood Acquisition Corp.’s other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Redwoods, ANEW and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Redwoods and ANEW. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Redwoods intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Redwoods, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all of Redwoods’s stockholders. Redwoods also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Redwoods are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Redwoods Acquisition Corp., at 1115 Broadway, 12th Floor, New York, NY 10010. Investors and security holders will also be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Redwoods through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF REDWOODS ACQUISITION CORP. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT REDWOODS ACQUISITION CORP. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REDWOODS ACQUISITION CORP., ANEW AND THE TRANSACTIONS.

Participants in the Solicitation

Redwoods and its directors and executive officers may be deemed participants in the solicitation of proxies from Redwoods’ stockholders with respect to the business combination. Information about Redwoods’ directors and executive officers and a description of their interests in Redwoods will be included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available.

ANEW and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Redwoods in connection with the proposed business combination. Information about ANEW’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Redwoods Acquisition Corp. or ANEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of ANEW MEDICAL, INC., dated August 2023.

104	Cover page interactive data file (imbedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2023

REDWOODS ACQUISITION CORP.

	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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